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                                                                    EXHIBIT 10.2

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.


                                    TERM NOTE

$75,000                                                   Minneapolis, Minnesota
                                                          October 11, 2001


     FOR VALUE RECEIVED, the undersigned Redwood Consultants, LLC, a California limited liability company (the "Borrower") hereby promises to pay to the order of Hypertension Diagnostics, Inc., a Minnesota corporation, or its successors or assigns (the "Payee"), on April 11, 2002 at its office at 2915 Waters Road, Suite 108, Eagan, Minnesota, 55121-1562, or elsewhere as the Payee shall hereafter designate, the principal sum of Seventy-Five Thousand Dollars ($75,000), in lawful money of the United States of America and in immediately available funds, and to pay interest (calculated on the basis of actual days elapsed and a three hundred sixty (360) day year) on said principal sum, or the unpaid balance thereof, from the date hereof in like money at said office at a rate per annum equal to eight percent (8%). All payments shall be first applied to accrued interest and then to principal. This Note may be prepaid at any time or times in whole or in part at any time without premium or penalty.

     In addition to all of the other sums payable hereunder, the Borrower also agrees to pay to the holder hereof on demand all costs and expenses (including reasonable attorneys' fees) which may be incurred in the enforcement of any liability of the Borrower hereunder.

     This Note is secured by a Guaranty dated as of October 11, 2001 by Anthony
D. Altavilla, the Anthony D. and Leslie T. Altavilla Revocable Trust UTA 03/06/2001 and Jens Dalsgaard in favor of the Payee and a Pledge Agreement dated as of October 11, 2001 by Anthony D. Altavilla and Jens Dalsgaard in favor of the Payee. This document, the Guaranty and the Pledge Agreement, together with any other documents delivered pursuant to these documents, are referred to hereafter as the "Loan Documents."

     In the event that any of the following shall occur:

          (a) Failure of the Borrower to pay principal or interest on this Note when due;
          (b) Any representation or warranty made by, or on behalf of, any party in, or pursuant to, any Loan Document shall prove to have been incorrect in any material respect or misleading when made;
          (c) Default in the performance of any other covenant or agreement of any party in, or pursuant to, any Loan Document;
          (d) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing the inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower,


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               seeking to adjudicate it bankrupt or insolvent, or seeking liquidation, reorganization, arrangement, adjustment, custodianship, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief, or the appointment of a receiver, custodian, trustee, or other similar official for it or for any substantial part of the Borrower's property; or the Borrower shall take any action to authorize any of the actions set forth above in this subparagraph (d);
          (e) The Borrower shall fail to pay any debt (other than the debt evidenced by this Note) of the Borrower, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such debt; or any other default under any agreement or instrument relating to any such debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such debt; or any such debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;
          (f) The entry against the Borrower of a final judgment, decree or order for the payment of money in excess of $5,000 and the continuance of such judgment, decree or order unsatisfied for a period of 30 days without a stay of execution;
          (g) The Payee shall at any time in good faith believe that the prospect of due and punctual payment at maturity of this Note is impaired;

          then, in any of the events described in clauses (a) through (g) above, the Payee may exercise any or all of the following rights and remedies:

          (i) Declare this Note, all interest thereon, and all other obligations under, or pursuant to, any other Loan Document to be immediately due and payable, and upon such declaration this Note, interest and other obligations shall immediately be due and payable, without presentment, demand, protest or any notice of any kind, all of which are expressly waived;

          (ii) Exercise any right or remedy under any of the other Loan Documents, or any other right or remedy of a secured party under the Uniform Commercial Code; or

          (iii) Exercise any other right or remedy available to the Payee at law or in equity.

     The remedies provided in this Note are cumulative and not exclusive of any remedies provided by law.

     Notwithstanding anything to the contrary contained herein, the occurrence of an event of default described in subparagraph (d) above shall automatically result in the acceleration of all amounts due under this Note.

     The Borrower may, upon notice to the Payee, prepay this Note in whole or in part with accrued interest to the date of such prepayment on the amount prepaid without penalty or premium.

     Failure or delay of the Payee to enforce any provision of this Note or any of the Loan Documents shall not be deemed a waiver of any such provision, and the Payee shall not be prevented from enforcing any such provision at a later time. Any waiver by the Payee of any provision hereof must be express and


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must be in a writing signed by the Payee. Any such waiver shall be effective only in a specific instance and for the specific purpose for which it was given.

     This Note shall be governed by the internal laws of the State of Minnesota except to the extent superseded by Federal law. Any term hereof which is deemed unenforceable shall not affect the enforceability of any other term hereof. THE BORROWER HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITUATED IN THE COUNTY OR FEDERAL JURISDICTION WHERE THE PAYEE'S MAIN OFFICE IS LOCATED AND WAIVES ANY OBJECTIONS BASED ON FORUM NON CONVENIENS, WITH REGARD TO ANY ACTIONS, CLAIMS, DISPUTES OR PROCEEDINGS RELATING TO THIS NOTE, THE COLLATERAL, ANY RELATED DOCUMENT, OR ANY TRANSACTIONS ARISING THEREFROM, OR ENFORCEMENT AND/OR INTERPRETATION OF ANY OF THE FOREGOING. Nothing herein shall affect the Payee's right to serve process in any manner permitted by law, or limit the Payee's right to bring proceedings against the Borrower in the competent courts of any other jurisdiction or jurisdictions.

     THE BORROWER AND THE PAYEE HEREBY JOINTLY AND SEVERALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS NOTE, THE SECURITY AGREEMENT, ANY DOCUMENT RELATING THERETO, OR ANY TRANSACTION ARISING HEREFROM OR CONNECTED HERETO. THE BORROWER AND THE PAYEE EACH REPRESENT TO THE OTHER THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY GIVEN.

                                     REDWOOD CONSULTANTS, LLC

                                     By: /s/  Anthony D. Altavilla
                                         ---------------------------------------
                                         Anthony D. Altavilla, Managing Director



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